Exhibit 10.1

AMENDMENT NO. 5 TO COMMERCIAL MANUFACTURING SERVICES AGREEMENT

This Amendment No. 5 to the Commercial Manufacturing Services Agreement (“Fifth Amendment”) is made, entered into and effective as of September 27, 2023 (the “Fifth Amendment Effective Date”) by and between ATARA BIOTHERAPEUTICS, INC., a Delaware corporation with offices at 2380 Conejo Spectrum Street, Suite 200, Thousand Oaks, CA 91320 (“Atara”); and CHARLES RIVER LABORATORIES, INC. (successor in interest to COGNATE BIOSERVICES INC.), a Delaware corporation with offices at 4600 East Shelby Drive, Suite 108, Memphis, TN 38118 (“Manufacturer”). Each of Atara and Manufacturer are referred to in this Fifth Amendment as a “Party” and together, the “Parties.” All capitalized terms used, but not otherwise defined herein, shall have the same meaning ascribed to them in the Commercial Services Agreement (as defined below).

BACKGROUND

WHEREAS, the Parties have entered into that certain Commercial Manufacturing Services Agreement, effective as of January 1, 2020 (as previously amended by that certain First Amendment, dated as of September 1, 2021; by that certain Second Amendment, dated as of May 25, 2022; by that certain Third Amendment, dated as of August 1, 2022, and by that Fourth Amendment effective as of January 30, 2023, the “Commercial Services Agreement”), pursuant to which Atara engaged Manufacturer to perform certain commercial manufacturing services in relation to Atara’s products, as further described in individual work orders entered into thereunder;

WHEREAS, the Parties desire to amend the Commercial Services Agreement and certain Work Orders thereto as set forth in this Fifth Amendment; and

WHEREAS, Section 15.7 of the Commercial Services Agreement provides that the Commercial Services Agreement may only be modified by a writing signed by authorized representatives of each Party.

NOW, THEREFORE, the Parties desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Commercial Services Agreement as set forth in this Fifth Amendment as of the Fifth Amendment Effective Date.

1.
Section 14.1 of the Commercial Services Agreement is hereby deleted in its entirety and replaced as follows:

“14.1 Term. This Agreement will take effect as of the Effective Date and, unless earlier terminated pursuant to this Article 14, will expire on the earlier of: (i) December 31, 2023; or (ii) Delivery of the final Remaining Batch and final PBMC Batch ordered during the Remaining Period in accordance with the Quality Agreement (the earlier of such dates, the “Final Date” and such period between February 1, 2023 and the Final Date, the “Remaining Period”). Notwithstanding the termination or expiration of this Agreement, the terms and conditions of this Agreement shall continue to apply to any active or in progress Work Orders (including Delivery of the final Remaining Batches and any PBMC Batches ordered during the Remaining Period) until each such Work Order has been completed, expired or otherwise terminated in accordance with the terms herein or therein.”

2.
The Commercial Services Agreement is hereby amended by deleting Section 8.9(a) in its entirety and replacing it as follows:

“8.9 Amended Pricing and Work Orders. Notwithstanding anything in this Agreement or in any Work Order to the contrary:

(a)
(i)
as of September 27, 2023 (the “Fifth Amendment Effective Date”), (y) Exhibit A to that certain Third Amendment, dated as of July 1, 2022, (the “Third Amendment”) is hereby replaced by Exhibit A (Suite Fees) to that certain Fifth

Amendment, dated as of the Fifth Amendment Effective Date, (the “Fifth Amendment”) to this Agreement and (z) Appendix C to this Agreement, which had previously been replaced by Exhibit A to the Third Amendment, is hereby replaced by Exhibit A (Suite Fees) to the Fifth Amendment; and
(ii)
as of July 1, 2022, Schedule 1 to Work Order 1 under this Agreement is hereby deleted in its entirety and replaced by Exhibit B to the Third Amendment.”

2.
Exhibit A to that certain Fourth Amendment to Commercial Manufacturing Services Agreement dated as of January 30, 2023 (the “Fourth Amendment”) is hereby deleted in its entirety and replaced by Exhibit B to that certain Fifth Amendment.”
3.
The Commercial Services Agreement is hereby amended by deleting the last sentence of Section 8.9(b)(iii) in its entirety and replacing it as follows:

“The parties agree to negotiate in good faith a new commercial manufacturing agreement by [[***]], and if the parties are unable to finalize such new agreement prior to [[***]], the parties shall mutually agree upon an extension of the Remaining Period, which will include payment of applicable Suite Fees and new Batch commitments to ensure continuity of supply of Product until such new agreement is executed.”

3.
The Commercial Services Agreement is hereby amended by inserting as a new Section 3.6 as follows:

“3.6. Stability Study Planning and Coordination. Manufacturer Representative and Atara Representative, or their respective designees, shall discuss the performance of stability study Services at the weekly operational meeting, including updates on appropriate training, planning, materials, issues and open action items, which may be escalated to the appropriate governance forums as needed.”

4.
Exhibit A to the Fourth Amendment to Commercial Manufacturing Services Agreement entitled Updated Production Forecast Starts is hereby deleted in its entirety and replaced with Exhibit B attached to this Fifth Amendment.
5.
This Fifth Amendment is governed by and interpreted in accordance with the laws of the State of New York, U.S.A., without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Fifth Amendment. Except as specifically amended by this Fifth Amendment, the terms and conditions of the Commercial Services Agreement shall remain in full force and effect. This Fifth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except to the extent expressly provided herein, the Commercial Services Agreement, as amended by this Fifth Amendment, including all appendices, exhibits and schedules to each of the foregoing, together with all Work Orders executed by the Parties, constitute the entire agreement between the Parties relating to the subject matter of the Commercial Services Agreement and supersede all previous oral and written communications, including all previous agreements, between the Parties.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Fifth Amendment as of the Fifth Amendment Effective Date.

ATARA BIOTHERAPEUTICS, INC. By: /s/ Pascal Touchon Print Name: Pascal Touchon Title: President & CEO Date: 9/29/2023	CHARLES RIVER LABORATORIES, INC. By: /s/ Kerstin Dolph Print Name: Kerstin Dolph Title: CSVP Global Biologics Testing Solutions Date: 29-Sep-2023

EXHIBIT A

SUITE FEES

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EXHIBIT B

UPDATED PRODUCTION FORECAST STARTS

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EXHIBIT C

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